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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1


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Section 7.3 Indenture                                                          Distribution Date:    8/15/2000
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
(I)   Amount of the distribution allocable to principal of the Notes
        Class A Principal Payment                                                     0.00
        Class B Principal Payment                                                     0.00
        Class C Principal Payment                                                     0.00
                Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
        Class A Principal Payment                                                     0.00
        Class B Principal Payment                                                     0.00
        Class C Principal Payment                                                     0.00
                Total

(ii)  Amount of the distribution allocable to the interest on the Notes
        Class A Note Interest Requirement                                     4,106,067.71
        Class B Note Interest Requirement                                       351,234.81
        Class C Note Interest Requirement                                       476,184.98
                Total                                                         4,933,487.50

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
        Class A Note Interest Requirement                                          5.47476
        Class B Note Interest Requirement                                          5.61976
        Class C Note Interest Requirement                                          5.92587

(iii) Aggregate Outstanding Principal Balance of the Notes
        Class A Note Principal Balance                                         750,000,000
        Class B Note Principal Balance                                          62,500,000
        Class C Note Principal Balance                                          80,357,000

(iv)  Amount on deposit in Owner Trust Spread Account                         8,928,570.00

(v)   Required Owner Trust Spread Account Amount                              8,928,570.00


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                                         By:
                                            ----------------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President